SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) April 3, 2002



                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




Delaware                          0-27148                             13-3690261
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(State or Other                (Commission                      (I.R.S. Employer
Jurisdiction of                File Number)                       Identification
Incorporation)                                                              No.)






                             246 Industrial Way West
                          Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)



                                 (732) 544-0155
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein, relating to the notification of an informal investigation by the SEC.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

Exhibit           Description

99.1              Press Release issued April 5, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEW WORLD RESTAURANT GROUP, INC.






                                       BY:     /s/ Anthony Wedo
                                           ------------------------------
                                           Name: Anthony Wedo
                                           Title:   Chief Executive Officer



Date:  April 5, 2002

                                                                    Exhibit 99.1

             NEW WORLD NOTIFIED BY SEC ABOUT INFORMAL INVESTIGATION;
                            COMPANY COOPERATING FULLY

         EATONTOWN, NJ (4/5/02)--New World Restaurant Group, Inc. (OTC Bulletin
Board: NWCI.OB) today disclosed that it has been notified by the Securities and Exchange Commission that the Commission is conducting an informal investigation into the matters announced by the Company on Wednesday, including the resignation of Chairman Ramin Kamfar, the termination of Chief Financial Officer Jerold Novack and the delay in the filing of the Company's Form 10-K for fiscal 2001. The Company said that it is cooperating fully with the investigation.

         New World is a leading company in the "fast/quick casual" sandwich industry. The Company operates stores primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises stores under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of April 1, 2002, the Company's retail system consisted of 457 company-owned stores and 293 franchised and licensed stores. The Company also operates three dough production facilities and one coffee roasting plant.

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CONTACTS:
General Media: At Einstein/Noah--Stacie Lange, (303) 568-8126.
Financial media/investors: Bill Parness, Parness & Associates, (732) 290-0121; parnespr@optonline.net